UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 31, 2006

NATUREWELL INCORPORATED (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-26108 (Commission File Number)	94-2901715 (IRS Employer Identification No.)

110 West C Street, San Diego, California 92101 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (619) 234-0222

Copies to: Darrin M. Ocasio, Esq. Sichenzia Ross Friedman Ference LLP 1065 Avenue of the Americas New York, New York 10018 Phone: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 31, 2006, Naturewell, Inc. ("Naturewell" or "the Company") entered into an Investment Agreement with Dutchess Private Equities Fund, II, L.P. (the "Investor"). Pursuant to this Agreement, the Investor shall commit to purchase up to $10,000,000 of our common stock over the course of 36 months. The amount that we shall be entitled to request from each purchase ("Puts"), shall be equal to, at our election, either (i) $150,000 or; (ii) 200% of the average daily volume (U.S. market only) ("ADV") of our common stock for the ten (10) trading days prior to the applicable put notice date, multiplied by the average of the 3 daily closing bid prices immediately preceding the put date. The put date shall be the date that the Investor receives a put notice of a draw down by the Company. The purchase price shall be set at 95% of the lowest closing highest posted bid price of the common stock during the pricing period. The pricing period shall be the five (5) consecutive trading days immediately after the put date. There are put restrictions applied on days between the put date and the closing date with respect to that particular Put. During this time, we shall not be entitled to deliver another put notice.

We are obligated to file a registration statement with the Securities and Exchange Commission ("SEC") covering the shares of common stock underlying the Investment Agreement within 45 days after the closing date. In addition, we are obligated to use reasonable efforts to have the registration statement declared effective by the SEC within 120 days after the filing date.

We claim an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors were accredited investors and/or qualified institutional buyers, the investors had access to information about the company and their investment, the investors took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

See Item 1.01 above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS.

Exhibit Number	Description

10.1 *	Investment Agreement dated as of March 31, 2006 by and between Naturewell, Inc. and Dutchess Private Equities Fund, II, L.P.
10.2 *	Registration Rights Agreement dated as of March 31, 2006 by and between Naturewell, Inc. and Dutchess Private Equities Fund, II, L.P.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUREWELL INCORPORATED

Date: April 5, 2006	/s/ James R. Arabia James R. Arabia Chief Executive Officer